Exhibit 10(k)(ix)

FIFTH AMENDMENT TO NOTE AGREEMENT AND AMENDMENT TO NOTES

     FIFTH AMENDMENT TO NOTE AGREEMENT AND AMENDMENT TO NOTES, dated as of February 10, 2010 (this “Amendment”), among ALBANY INTERNATIONAL CORP., a Delaware corporation (the “Company”), the Guarantors (as defined in the Note Agreement referred to below), and The Prudential Insurance Company of America (“Prudential”) and the several Purchasers (as defined in the Note Agreement referred to below) (together with Prudential, individually, a “Purchaser”, and collectively, “Purchasers”).

W I T N E S S E T H:

     WHEREAS, the Company and Guarantors party thereto and the Purchasers are parties to that certain Note Agreement and Guaranty, dated as of October 25, 2005 (as the same may be further amended, supplemented, waived or otherwise modified from time to time, the “Note Agreement”); and

     WHEREAS, the Company has requested the amendment of certain provisions of the Note Agreement and the Notes (as defined in the Note Agreement), and the Purchasers have indicated willingness to agree to such amendments subject to certain limitations and conditions, as provided for herein;

     NOW THEREFORE, in consideration of the premises, the mutual covenants and the agreements hereinafter set forth and other good and valuable consideration, the parties hereto hereby agree that on the Amendment Effective Date, as defined herein, the Note Agreement and the Notes will be amended as follows:

     1. Definitions. Unless otherwise defined herein, terms defined in the Note Agreement are used herein as therein defined.

     2. Amendment to Notes. As of the Amendment Effective Date, each of the Notes outstanding on the Effective Date (herein the “Existing Notes”), and the form of Note attached to the Note Agreement as Exhibit A, is hereby, without any further action required on the part of any other Person, deemed to be automatically amended to conform to and have the terms provided in Exhibit A attached hereto (except that, with respect to such Existing Notes, the date, registration number, principal amount and the payee thereof shall remain unchanged). Any Note issued on or after the Amendment Effective Date shall be in the form of Exhibit A attached hereto. The Company agrees, upon the request of any Purchaser to promptly deliver a new Note in the form of Exhibit A attached hereto in exchange for each Existing Note held by such Purchaser.

     3. Amendment to Paragraph 5A of the Note Agreement (Financial Statements). Paragraph 5A of the Note Agreement is hereby amended, as of the Amendment Effective Date, by deleting the text in clause (iv) therein in its entirety and inserting in lieu thereof the following text:

     “(iv) concurrently with any delivery of financial statements under clause (i) or (ii) above, a certificate of a Financial Officer of the Company (a) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (b) setting forth reasonably detailed calculations demonstrating compliance with Paragraphs 6A, 6E, 6H and 6I hereof and (c) stating whether any change in GAAP or in the application thereof has occurred since the date of the Company's audited financial statements referred to in Paragraph 8B and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;”

     4. Amendment to Paragraph 6E of the Note Agreement (Restricted Payments). Paragraph 6E of the Note Agreement is hereby amended, as of the Amendment Effective Date, by deleting clause (a) thereof and inserting in lieu thereof the following:

     “(a) the Leverage Ratio does not exceed (i) if on or before November 17, 2008, 3.00 to 1.00, (ii) if on or after November 18, 2008 but prior to January 1, 2011, 3.50 to 1.00, and (iii) from January 1, 2011 and at all times thereafter, 3.00 to 1.00”

5. Amendment to Paragraph 6H of the Note Agreement (Leverage Ratio). Paragraph 6H of the Note Agreement is hereby amended, as of the Amendment Effective Date, by deleting the text therein in its entirety and inserting in lieu thereof the following text:

     “6H Leverage Ratio. The Company will not permit the Leverage Ratio on any date to exceed (i) if on or before November 17, 2008, 3.00 to 1.00, (ii) if on or after November 18, 2008 but prior to January 1, 2011, 3.50 to 1.00, and (iii) from January 1, 2011 and at all times thereafter, 3.00 to 1.00. In the event that the corresponding covenant in the Revolving Credit Agreement to this Paragraph 6H (currently Section 6.08) is amended or modified to be more restrictive (including any amendment or modification to any defined term directly or indirectly used in such definition) then, without any further action on the part of the Company or any of the holders of the Notes, this Paragraph 6H (and any related defined terms) shall be deemed to be amended automatically to match the corresponding amendments or modifications to the Revolving Credit Agreement.”

     6. Amendment to Paragraph 11A of the Note Agreement (Yield Maintenance Terms). Paragraph 11A of the Note Agreement is hereby amended, as of the Amendment Effective Date, by

     (a) deleting the definition of “Remaining Scheduled Payments” therein in its entirety and inserting in lieu thereof the following definition:

     “Remaining Scheduled Payments” shall mean, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon (determined assuming that the per annum interest rate on such Note would be 5.34% at all times) that would be due on or after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date.

and

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     (b) deleting the definition of “Yield-Maintenance Amount” therein in its entirety and inserting in lieu thereof the following definition:

     “Yield-Maintenance Amount” shall mean, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Called Principal of such Note over the sum of (i) such Called Principal plus (ii) interest accrued thereon (determined assuming that the per annum interest rate on such Note would be 5.34% at all times) as of (including interest due on) the Settlement Date with respect to such Called Principal. The Yield-Maintenance Amount shall in no event be less than zero.

7. Representations and Warranties. The Company and each other Guarantor hereby.

     (a) Other than such representations expressly given as of a specific date, repeats (and confirms as true and correct) as of the Amendment Effective Date to the Purchasers that each of the representations and warranties made by the Company and each other Guarantor pursuant to the Note Agreement and are hereby incorporated herein (as though set forth herein) in their entirety; and

     (b) Further represent and warrant as of the Amendment Effective Date that:

     (i) No Default. No Default or Event of Default shall have occurred and be continuing on such date after giving effect to this Amendment;

     (ii) Power of Authority. Each such Person has the corporate or equivalent power to execute and deliver this Amendment, and to perform the provisions hereof, and this Amendment has been duly authorized by all necessary corporate or equivalent action on the part of each such Person;

     (iii) Due Execution. This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited (x) by general principals of equity and conflicts of laws or (y) by bankruptcy, reorganization, insolvency, moratorium or other laws of general application relating to or affecting the enforcement of creditors’ rights.

     (iv) No Consent’s Required. No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment;

     (v) Acknowledgment of Obligation: Waiver of Claims. It has no defenses, offsets or counterclaims against any of its obligations under and in respect to the Notes or the AI Guaranty Agreement and that all amounts outstanding under and in respect of the Notes and the Note Agreement are owing to holders of the Notes without defense, offset or counterclaim; and

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     (vi) Revolving Credit Agreement. Other than (A) that certain restatement dated as of April 14, 2006, (B) the First Amendment dated as of August 28, 2006 and (C) the Second Amendment dated as of April 27, 2007, there have been no amendments to the Revolving Credit Agreement.

     8. Acknowledgements and Consent of Guarantors. Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Note Agreement, the Notes, the AI Guaranty Agreement and this Amendment and consents to the amendment to Note Agreement and the Notes effected pursuant to this Amendment. Each Guarantor confirms that they will continue to guarantee the obligations to the fullest extent in accordance with the AI Guaranty Agreement and acknowledges and agrees that: (a) the AI Guaranty Agreement shall continue in full force and effect and that its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment and (b)(i) notwithstanding, the conditions to effectiveness hereof, such Guarantor is not required by the terms of the Note Agreement, the Notes (as amended hereby) or the AI Guaranty Agreement to consent to the amendments to the Note Agreement and the Notes effected pursuant to this Amendment; and (ii) nothing in Note Agreement, the Notes or AI Guaranty Agreement shall be deemed to require the consent of any such Guarantor to any future amendments to the Note Agreement.

     9. Conditions Precedent. This Amendment shall become effective as of the first date on which the conditions precedent set forth below shall have been fulfilled (the “Amendment Effective Date”):

     (a) the Purchasers shall have received counterparts of this Amendment, executed and delivered by a duly authorized officer of the Company and each of the Guarantors;

     (b) the representations and warranties contained in Section 7 above shall be true and correct in all material respects on and as of the Amendment Effective Date, as if made on and as of the Amendment Effective Date and there shall exist on the Amendment Effective Date no Event of Default or Default;

     (c) the Company shall have paid all outstanding costs, expenses and fees of the Purchasers (including reasonable attorneys fees and expenses of Bingham McCutchen LLP) incurred in connection with the documentation of this Amendment (including a reasonable estimate of post-closing fees and expenses) to the extent invoiced (this provision shall not be construed to limit the obligations of the Company under Paragraph 12B of the Note Agreement);

     (d) each Purchaser shall have received an opinion, dated the Amendment Effective Date, from Charles J. Silva, Jr., Vice President- General Counsel of the Company addressing, among other things, the enforceability of this Amendment, and the Note Agreements and the Notes, in each case as amended, and otherwise in form and substance satisfactory to the Purchasers;

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     (e) the Company and each other Guarantor shall have made all requests, filings, and registrations with, and obtained all consents and approvals from, the relevant national, state, local or foreign jurisdiction(s), or any administrative, legal or regulatory body or agency thereof, that are necessary for the Company and each Guarantor in connection with this Amendment and any and all other documents relating thereto; and

     (f) the Purchasers shall have received such additional documents or certificates with respect to legal matters or corporate or other proceeding related to the transactions contemplated hereby as may be reasonable requested by the Purchasers.

     10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

     11. No Other Amendments: Confirmation. Except as expressly amended, modified and supplemented hereby, the terms, provisions and conditions of the Note Agreement, the Notes, the AI Guaranty Agreement and the agreements and instruments relating thereto are and shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects.

     12. Headings. The headings of sections of this Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Agreement.

     13. Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument.

[Remainder of page intentionally left blank. Signature pages follow.]

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     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

ALBANY INTERNATIONAL CORP.

By:	/s/ John Cozzolino

	Name:	John Cozzolino
	Title:	Vice President - Corporate Treasurer

ALBANY INTERNATIONAL HOLDINGS TWO, INC., as a Guarantor

By:	/s/ Charles J. Silva, Jr.

	Name:	Charles J. Silva, Jr.
	Title:	Vice President

ALBANY ENGINEERED COMPOSITES, INC. (formerly known as ALBANY INTERNATIONAL TECHNIWEAVE, INC.), as a Guarantor

By:	/s/ Charles J. Silva, Jr.

	Name:	Charles J. Silva, Jr.
	Title:	Secretary and Assistant Treasurer

ALBANY INTERNATIONAL RESEARCH CO., as a Guarantor

By:	/s/ Charles J. Silva, Jr.

	Name:	Charles J. Silva, Jr.
	Title:	Vice President

GESCHMAY CORP. as a Guarantor

By:	/s/ Charles J. Silva, Jr.

	Name:	Charles J. Silva, Jr.
	Title:	Vice President

BRANDON DRYING FABRICS, INC., as a Guarantor

By:	/s/ Charles J. Silva, Jr.

	Name:	Charles J. Silva, Jr.
	Title:	Vice President

GESCHMAY WET FELTS, INC., as a Guarantor

By:	/s/ Charles J. Silva, Jr.

	Name:	Charles J. Silva, Jr.
	Title:	Vice President

GESCHMAY FORMING FABRICS CORP., as a Guarantor

By:	/s/ Charles J. Silva, Jr.

	Name:	Charles J. Silva, Jr.
	Title:	Vice President

The foregoing Amendment is hereby accepted as of the date first above written.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Eric R. Seward

	Name:	Eric R. Seward
	Title:	Vice President

GIBRALTAR LIFE INSURANCE CO., LTD.

By:	Prudential Investment Management (Japan),
Inc., as Investment Manager

	By:	Prudential Investment Management, Inc.,
as Sub-Adviser

	By:	/s/ Eric R. Seward

		Name:	Eric R. Seward
		Title:	Vice President

THE PRUDENTIAL LIFE INSURANCE COMPANY, LTD.

By:	Prudential Investment Management (Japan),
Inc., as Investment Manager

	By:	Prudential Investment Management, Inc.,
as Sub-Adviser

	By:	/s/ Eric R. Seward

		Name:	Eric R. Seward
		Title:	Vice President

SECURITY BENEFIT LIFE INSURANCE COMPANY, INC.

By:	Prudential Private Placement Investors, L.P.
(as Investment Advisor)

	By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

	By:	/s/ Eric R. Seward

		Name:	Eric R. Seward
		Title:	Vice President

EXHIBIT A

THIS NOTE WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM AND FROM ANY APPLICABLE STATE SECURITIES LAWS.

[FORM OF NOTE]

ALBANY INTERNATIONAL CORP.

SENIOR NOTE DUE OCTOBER 25, 2017

No. R-__ $________	[Date] PPN: 012348 A@7

     FOR VALUE RECEIVED, the undersigned, ALBANY INTERNATIONAL CORP., a corporation organized and existing under the laws of the State of Delaware (herein the “Company”), hereby promises to pay to _____________________________, or registered assigns, the principal sum of ______________________________ DOLLARS on October 25, 2017, with (a) interest (computed on the basis of a 360-day year--30-day month) on the unpaid balance thereof at the rate (the “Base Rate”) of (i) 5.34% per annum from the date hereof through and including February 9, 2010 and (ii) 6.84% per annum from and including February 10, 2010, payable quarterly on the 25th day of January, April, July and October in each year, commencing with the January 25th, next succeeding the date hereof, until the principal hereof shall have become due and payable, (b) in addition to interest at the Base Rate, when applicable, the amount of additional interest payable to the holder of this Note pursuant to Section 10 of that certain Third Amendment to Note Agreement and Amendment to Notes dated December 16, 2008 among the Company, the Guarantors and Purchasers (as defined therein) and (c) interest (computed on the basis of a 360-day year--30-day month) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest (including additional interest payable pursuant to clause (b)) and any overdue payment of any Yield-Maintenance Amount, payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to 8.84%.

     Unless otherwise defined herein capitalized terms have the meaning ascribed to them in the Note Agreement and Guaranty referred to below.

     Payments of principal of, interest on and any Yield-Maintenance Amount payable with respect to this Note are to be made at the main office of the Bank of New York in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

Exhibit A-1

     This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to a Note Agreement and Guaranty, dated as of October 25, 2005 (as amended, supplemented, waiver or otherwise modified from time to time, herein called the “Agreement”), among the Company, the Guarantors party thereto and the original purchasers of the Notes named in the Purchaser Schedule attached thereto and is entitled to the benefits thereof.

     This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

     The Company agrees to make required prepayments of principal on the dates and in the amounts specified in the Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement.

     In case an Event of Default, as defined in the Agreement, shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

     This Note is intended to be performed in the State of New York and shall be construed and enforced in accordance with the internal law of such State.

ALBANY INTERNATIONAL CORP.

By:
Name:
Title:

Exhibit A-2